Exhibit 99.1

Investor Presentation Committed to Helping Keep People Safe and Businesses Running November 2017

Safe Harbor This presentation contains forward-looking statements about Everbridge, Inc. (“Everbridge” or the “Company”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, based on management’s current expectation. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to attract new customers and retain and increase sales to existing customers; developments in the market for critical communications and enterprise safety applications and the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our partners; our ability to respond to competitive pressures; potential liability related to data privacy and security; our ability to protect our intellectual property rights; and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission. Moreover, Everbridge operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Neither Everbridge nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Everbridge relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither Everbridge nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and Everbridge’s market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Everbridge’s business.    In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow among others. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Everbridge may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to these slides. 2

About Everbridge We provide enterprise software applications to improve operational response for critical events to keep people safe and businesses running. NASDAQ: EVBG 9/16/2016—IPO Adjusted $12.00/share Market Cap: $331 mm 3,560 EBITDA 11/10/2017 $28.04/share Enterprise customers 1 Positive 2 Market Cap: $791mm3 8 $40+ Enterprise Applications Billion market opportunity in 2020 4 Revenue in millions of dollars (1) As of September 30, 2017. (2) Adjusted EBITDA Positive 2016 and 2012-2014. (3) Based on closing price as of November 10, 2017. 5 (4) Everbridge estimates based on data from Frost & Sullivan and Markets and Markets.

Everbridge Market Leadership 2 Corporate 50% Government HealthCare 6 of the 10 6 of the 10 Verticals 35% 15% largest global largest global 9 of the 10 auto makers consulting firms 4 of the 4 largest investment largest global banks 1 CPA firms 3,560 Enterprise Customers4 4 3,560    8 of the 10 4 of the 10 largest U.S. cities largest healthcare 25 of the 25 4 of the 10 providers 1 busiest North largest health American airports insurers 1 3 867    2011 2017 Q3 Number of customers (1) U.S. Based (2) Verticals are based on trailing 12-month revenue as of September 30, 2017. 6 (3) As of December 31, 2011. (4) As of September 30, 2017.

Products & Markets Critical Event Management (CEM) $40+ Billion TAM    Mass Notification & $41.1B TAM 1 Incident Management $24.0 Mass Incident Secure Community Crisis Notification Management Messaging Engagement Commander Segments IT and IoT Alerting $18.3B TAM1    5 IT $10.7 Product Alerting $12.3 Safety and Security 2 4 $3.5 3 $6.4 $2.5 2 Safety Visual 2015 2020 Connection Command Center Billions (1) Everbridge estimates based on data from Frost & Sullivan and Markets and Markets. (2) 2015 Mass Notification Market includes: Mass Notification—$1.7 Billion; Secure Messaging – $0.33 Billion; Telemedicine—$0.37 Billion; and Community Engagement—$0.12. (3) 2015 IoT and IT Alerting market includes: IoT—$3.3 Billion and IT Alerting—$0.18 Billion. 7 (4) 2020 Mass Notification Market includes: Mass Notification—$4.4 Billion; Secure Messaging – $0.69 Billion; Telemedicine—$0.75 Billion; and Community Engagement—$0.52 Billion. (5) 2020 IoT and IT Alerting market includes: IoT—$9.9 Billion and IT Alerting—$0.75 Billion.

Market Drivers $535B Annual Cost 82,387 X Accelerating 40,931 Threats Global Terrorist Attacks 1 Total Cost Natural Disaster 3 2 in billions of dollars Loss Events IT is Mission Critical & All Connected 59% of Fortune 500 experience 20 – 30 billion    1.6 hours of IT downtime per week and internet-connected    10x that in slowtime 4 devices by 2020 5 Increasingly 72% Mobile Workforce of workers are    predicted to be mobile by 2020 6 (1) USA Today – June 29, 2016 based on Global Terrorism Database (2) Munich RE – “NatCatSERVICE Loss events worldwide 1980 – 2015” and “NatCatSERVICE Loss events worldwide 2015” (3) Institute for Economics and Peace “Global-Terrorism-Index-2015” Swiss Re—Preliminary sigma estimates for 2015: global catastrophes cause economic losses of USD 85 billion” Lloyd’s – “Cyber attacks cost companies $400 billion every year” (4) Dunn & Bradstreet – “Downtime, Outages and Failures – Understanding Their 8 True Costs” (5) McKinsey – “The Internet of Things: Sizing up the opportunity” (6) IDC – “IDC Forecasts U.S. Mobile Worker Population to Surpass 105 Million by 2020”

Managing Operational Risk of Critical Events is Strategic INCREASING EVERYWHERE ALL THE TIME! Risk is more prevalent than Risk spans the globe and Risk occurs around the ever before. your operations. clock (24 X 7). 9

AN INTEGRATED SOFTWARE SUITE FOR: + Improving + Accelerating + Analyzing assessment of and managing performance threats to your operational people, assets response and and operations communication to stakeholders

Critical Events Happen Every Day IT Outage Risk to Traveler    & Worker Supply Chain Active Safety Disruptions Shooter

The Current Processes are Disjointed ? DOES IT IMPACT ? US? WHERE ARE MY PEOPLE? WHO SHOULD WE NOTIFY? ARE MY ASSETS AT RISK? ? ? ALERT! HOW DO WE STAY IN SYNC? HOW SHOULD WE ? RESPOND? ? WHAT IS HAPPENING HOW CAN WE RIGHT NOW? RESPOND FASTER? 13

Everbridge CEM Offers an Integrated Approach + ASSESS threats impacting your assets + LOCATE responders and stakeholders + ACT to automate SOPs and mitigate threats + ANALYZE to improve team response + COMMUNICATE to optimize response + VISUALIZE with a ‘single-pane-of-glass’

ASSESS: What is happening? What is the impact? Determine the likelihood, severity, and impact EVERBRIDGE NETWORK SOCIAL INTELLIGENCE PUBLIC SAFETY INTELLIGENCE INTELLIGENCE 15

LOCATE: Who is in harm’s way? Who can help? Identify resolvers, impacted personnel, and key stakeholders Location n Location Location ility and On-Cal

Needs ACT: Which team members need to act? Automate Incident Response Automate: Standard Operating Procedures Escalation policies Best Practices Response team and device activations Collaboration

COMMUNICATE: What should employees do? Notify employees on how to act and keep stakeholders informed 200+ Countries 100+ Devices Globally Local

Everbridge Platform

Our competitive differentiators...



High Availability and Scalability

99.99% SLA, globally distributed data centers, on-demand capacity, and **full stack** redundancy


SMS

Redundancy Across Major Modalities

Multiple SMS and voice providers for every country - vetted to ensure no downstream inter-dependencies, optimized for local delivery



Redundant Operations Centers

Two geographically distributed NOC's staffed 24x7x365



Industry Leading Security & Compliance

Multiple certifications confirmed by accredited 3rd party auditors



Comprehensive Support

Global live support teams with 24x7x365 tier 1 and tier 2 staffing

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Everbridge Critical Event Management Platform APPLICATIONS Safety Mass IT Incident Secure Community Crisis Visual Connection Notification Alerting Management Messaging Engagement Commander Command Center PLATFORM Rules Open External Location Notification Contact Engine AIPs Event Feeds Engine Engine Database

Critical Event Management Yields Better management control + Less disruption + Lower cost IT Business Supply Security Operations Operations Chain

Everbridge’s Successful Land-and-Expand Strategy Everbridge’s broad product portfolio has gained momentum… …Driving a significant increase in multi-product deals Number of Signed Multi-Product Deals per Quarter Safety Connection 55 Community Safety Connection Engagement Core 42 Mass Notification Visual Command Center IT Alerting 3Q16 3Q17 Pricing Channel Partners • Applications • People & Assets • Premium Usage New Logos, Grow Base and Extend Geographies

Current Customer Examples IT Mass Alerting Notification Q3 2017 Highlights ïƒ~ Largest CEM deal to-date ïƒ~ Largest ITA deal to-date ïƒ~ Largest International deal to-date Safety Visual Connection Command Center

Customer …& Network Fuels Penetration Fuels Customer Growth Network… US counties with more than 100 Everbridge contacts

Competitive Group Competitive Everbridge Landscape Size & Scale Largely Regional Reach 200+ Countries and Territories Customer base Largely Vertical Specific Multi-Vertical Ecosystem Limited Global multi-discipline Integrated multi-problem and use Product Set Generally Point Solutions case suite User Interface Product UI Multi-channel visualization Mass Notification or IT Solutions Critical Event Management Alerting

Multiple Growth Strategies Opportunistically pursue Launch new Expand acquisitions applications internationally to target new Expand sales markets and to existing use cases Acquire new customers customers

Proven Executive Team Jaime Ellertson Bob Hughes Ken Goldman Joel Rosen Imad Mouline Claudia Dent    Chairman & CEO President Senior VP & CFO Chief Marketing Officer Chief Technology Officer Senior VP Product Yuan Cheng Gary Phillips Scott Burnett Javier Colado Elliot Mark Vick Vaishnavi Senior VP Engineering Senior VP Sales Senior VP Operations Senior VP Int’l. Sales General Counsel GM IT Alerting & IOT Team has executed growth strategies across multiple public companies. 8 of the team members have worked together previously.

Financial Strong Revenue Growth Highlights Adjusted EBITDA Positive1 Strong SaaS Metrics Pure Play SaaS Compelling Unit Economics Attractive Long-term Model (1) Adjusted EBITDA Positive 2016 and 2012-2014. 28

Strong Revenue Growth 37% 76.8 CAGR 58.7 $27.3    $25.0    42.4    $19.9    $18.6    30.0 2013 2014 2015 2016 Q2-16 Q2-17 Q3-16 Q3-17 Revenue    in millions of dollars

96% Predictable SaaS of revenue is recurring subscription1 Recurring Revenue Model 27.3 25.0 22.8 90%+ 21.3 of revenue contracted 19.9 prior to quarter start 2 18.6 16.2 17.1 15.2 14.2 13.2 110+% 11.3 11.7 10.7 annual revenue 8.8 3 8.4 retention rate 7.8 6.7 7.1 6.5 5.4 5.6 5.8 2 years average length of customer contract 4 Total Revenue in millions of dollars (1) Year ended December 31, 2016 and through September 30, 2017. (2) Over 90% of the revenue recognized in each of the eight most recently completed quarters was generated from contracts entered into in prior quarters or renewals of those contracts, exclusive of upsells. 30 (3) In each of the last three fiscal years ending December 31, 2016 and through September 30, 2017. (4) 2.0 year average contract duration as of September 30, 2017.

FIRST YEAR 1 SUBSEQUENT YEARS1    Attractive 93-95¢ 6¢    Customer spent to acquire $1 of spent to retain $1 of recurring revenue recurring revenue Economics 71% 72% 70% 72% Adjusted Gross Margin Percentage 2 2013 2014 2015 2016 (1) Reflects $0.93 and $0.95 spent to generate each $1.00 of new sales in 2015 and 2016, compared to 12 months of contract value for contracts entered into in 2015 and 2016, and $0.06 to renew each $1.00 of renewal sales in 2015 and 2016, compared to 12 months of contract value for contracts renewed in 2015 and 2016. 31 (2) See slide 37 for a reconciliation of adjusted gross margin to gross profit, the most comparable metric calculated in accordance with U.S. GAAP.

Continued Strong Momentum in the Business

- Q3-17 revenue of $27.3 million (up 37% y-oy-) vs guidance of $26.4[2] million and Adjusted EBITDA of $0.8 million vs guidance of ($0.2)[2] million
  - Significant success with Go-to-market strategy
  - Big contract win with New York State
  - Sales force split of "hunters" to close big deals and "farmers" to upsell to existing customers
- Q2-17 revenue of $25.0 million (up 35% y-o-y) and adjusted EBITDA of ($0.1) million
  - Customer count ending Q2-17 of 3,441 (up 15% y-o-y)
  - New products accounting for 36%[1] of new business
  - Added 123 net new customers up from 113 net adds in Q1-17
  - Signed 60 multi-product deals (33% increase year-over-year)

Non-mass notification bookings (TTM basis)



30%
32%
36%
42%
Q4'16
Q1'17
Q2'17
Q3'17

Number of multi product deals signed



45
60
31% growth
42
55
Q2'16
Q2'17
Q3'16
Q3'17

everbridge

(1) On a Trailing Twelve month basis. Includes Safety Connection, Community Engagement and IT Alerting products. Not inclusive of Crisis Commander or product acquired through IDV acquisition Visual Command Center (VCC).
(2) At midpoint of guidance.

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History of Positive Adjusted EBITDA 0.8    2.5    2.1    0.3 0.4    0.1    1.2 (0.1) 0.0 (0.8) (1.8) due to new product investment (1.6) due to Safety Connection acquisition related headcount (3.4) Secure Messaging increases (2.3) Community Engagement 2012 2013 2014 2015 2016 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Adjusted EBITDA 1 Adjusted EBITDA 1 in millions of dollars in millions of dollars (1) See slide 37 for a reconciliation of adjusted EBITDA to net loss, the most comparable metric calculated in accordance with U.S. GAAP. 33

Strong and Diversified Revenue Profile Revenue by Sector1 Revenue by Geography2 (1) 12 months ended September 30, 2017. (2) 12 months ended September 30, 2017. 34

Attractive Financial Model As a % of Revenue 2013 2014 2015 2016 H1 2017 Q3 2017 Adjusted Gross Margin %1 71% 72% 70% 72% 71% 72% Sales & Marketing 39% 37% 44% 45% 46% 43% Research & Development 19% 17% 20% 19% 22% 21% General & Administrative 14% 18% 21% 19% 21% 23% Adjusted EBITDA Margin2 7% 6% (6%) 0% (5%) 3% (1) See slide 37 for a reconciliation of adjusted Gross Margin % to net loss, the most comparable metric calculated in accordance with U.S. GAAP. (2) See slide 37 for a reconciliation of adjusted EBITDA to net loss, the most comparable metric calculated in accordance with U.S. GAAP. 35

Experienced    Adjusted EBITDA Public Company Positive 1 Management Team SaaS Subscription Model Growing Enterprise Investment Software Suite Summary 110+%    37%    annual revenue Revenue CAGR2 retention rate3 $40 Billion Disruptive in Physical Safety & Security Market TAM in 20204 (1) Adjusted EBITDA Positive 2016 and 2012-2014. (2) 37% compound annual growth rate is for 2013-2016. (3) Year ended December 31, 2016. 36 (4) Everbridge estimates based on data from Frost & Sullivan and Markets and Markets

ENDNOTES – NON-GAAP RECONCILITATION 2017 For the 12 months ended Decemeber 31, For the three months ended 2012 2013 2014 2015 2016 31-Mar 30-Jun 30-Sep Gross Profit $15.8 $21.3 $30.3 $38.9 $53.1 $15.2 $17.8 $19.2 Amortization of acquired intangibles 0.2 0.0 0.2 2.0 2.3 0.7 0.3 0.3 Stock-based compensation 0.0 0.0 0.1 0.1 0.2 0.1 0.1 0.2 Adjusted Gross Margin $16.0 $21.4 $30.7 $41.1 $55.6 $16.0 $18.1 $19.7 Net Income/ (Loss) ($5.1) ($0.9) ($0.6) ($10.8) ($11.3) ($6.2) ($3.4) ($4.2) Interest expense, net 0.3 0.3 0.3 0.5 0.5 (0.0) (0.1) (0.1) Tax expense, net 0.1 0.1 (0.1) (0.6) 0.0 0.0 0.0 (0.1) Depreciation & Amortization 2.5 2.5 2.5 6.0 7.7 2.9 2.3 2.4 Stock-based compensation 3.4 0.2 0.4 1.5 3.1 1.0 1.1 2.8 Adjusted EBITDA $1.2 $2.1 $2.5 ($3.4)—($2.3) ($0.1) $0.8